Exhibit 10.9
                          EQUIPMENT PURCHASE AGREEMENT

     THIS AGREEMENT, entered into this 14th day of December, 1995, by and between NATHANIEL, LTD, a Colorado Corporation, with its principle place of business located at 4871 N. Mesa Drive, Castle Rock, CO 80104 (SELLER), and Ripe Touch Greenhouses, Inc., a Delaware Corporation, whose principal address is P.O. Box 69, Castle Rock, Colorado 80104 (BUYER).

                                   WITNESSETH

     WHEREAS, Buyer desires to purchase form Seller and Seller desires to sell to Buyer certain system equipment, plus installation, permitting, and technical support;

     NOW THEREFORE, in consideration of the mutual promises and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. SYSTEM EQUIPMENT DESCRIPTION: Seller agrees to sell and Buyer agrees to Buy the system equipment and electrical instrumentation described on Exhibit A, attached hereto.

     2. PURCHASE PRICE: Subject to the terms of paragraph three (3) below, the total purchase price to be paid by Buyer to Seller for the system equipment and electrical instrumentation described herein shall be $1,585,000.00 F.O.B. Lakewood Colorado.

     3. PAYMENT: Buyer shall pay to Seller the purchase price as follows:

     40% of the purchase price ($634,000.00) to be paid upon signing of this agreement. 50% of the purchase price ($792,500.00) will be paid upon shipment of product from manufactor. Balance of 10% of the price ($158,500.00) will be paid upon following installation and testing of the system equipment, and upon receipt of the necessary Emission Permit or Letter of Compliance as described within section 11 of this agreement.

     4. TITLE - RISK OF LOSS AND INSURANCE: Buyer will provide the Seller a certificate of insurance. Title to and risk of loss for all equipment to be supplied hereunder by Seller shall pass to Buyer upon arrival of same at the Power Paper, Inc. Site: provided however, that Buyer shall grant to Seller a present and continuing security interest in the equipment supplied hereunder until Seller has been paid in full pursuant to the terms hereof. Buyer shall

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promptly execute and deliver such documentation as may be required by Seller, in proper form, to perfect Seller's security interest under the Uniform Commercial Code or any other relevant statute, law, or regulation. Buyer will not cause or permit any other security interest, lien, encumbrance or claim to attach to the system which shall have priority over or be ahead of Seller's security interest, as described herein, and Buyer authorizes Seller to make any public filings necessary to perfect or maintain its security interest under the Uniform Commercial Code, or any other relevant statue, law, or regulation.

     Until Seller has received full payment of the purchase price, Seller shall have all rights and remedies of a Seller and secured party as established or permitted upon agreement by the Uniform Commercial Code, in addition to all other rights as established herein, which rights and remedies, to the extent permitted by law, shall be cumulative.

     From the time of receipt of the equipment to be supplied hereunder by Seller until payment in full has been received for same by Seller, Buyer will maintain insurance coverage on the equipment supplied hereunder by Seller in an amount sufficient to pay any outstanding sums due or that will become due from Buyer to Seller for said equipment. Seller will be listed as a named insured on all such insurance coverage.. If so requested by Seller, Buyer will cause certificates of insurance to be supplied to Buyer to verify the insurance coverage described herein is in place. Such insurance will not be materially reduced or canceled without the prior written consent of Buyer.

     5. INSTALLATION: As per Exhibit B. Buyer shall provide the building needed to house the system equipment, complete with the electrical wiring necessary for installation of the system equipment.

     6. TRAINING AND OPERATIONAL INSTRUCTION: Seller shall provide Buyer with all the instructional documentation supplied by the manufacturer of the system equipment described in Exhibit A. In addition, Seller will train a reasonable number of Buyer's personnel in the operation and maintenance of the system equipment described in Exhibit A.

     7. WARRANTY: All manufacturers warranties supplied to Seller by the manufacturers of the equipment described in Exhibit A will be passed through to Buyer. Each item of equipment to be supplied will strictly conform to the individual specifications set forth on Exhibit A, attached hereto. The equipment will be free from defects in design, material, and workmanship, both latent or patent, and will be fit for the use reasonably intended.

     8. REPRESENTATIONS, WARRANTIES AND LIABILITIES: Seller warrants that the equipment listed on Exhibit A will meet or exceed the performance criteria listed for same on Exhibit A, and meet or exceed the requirements of the Air

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Quality Permit to be obtained by Seller for Buyer for the completed  system,  so long as:

     a.   The equipment has not been damaged or in any way altered by Buyer;

     b. The equipment has been operated and maintained in accordance with manufacturer's instructions;

     c. The fuel supply to the Thermal Combustor conforms to the requirements set forth in Exhibit B, attached hereto; and,

     d. Seller approves, in writing, the contents of any Air Quality Permit Application(s) for the system, prior to the Seller's filing of the application with appropriate governmental air quality agencies, whether they be Federal, State, or local.

     Seller shall be responsible for, indemnify and hold harmless Buyer, its employees, agents, guests, invitees, and tenants from any and all claims, damages, fees, expenses, and costs for personal injury and property damage caused by or resulting from Seller's performance hereunder, or from the actions or conduct of Seller, its employees, agents and representatives provided however, that Seller shall not be liable for special or consequential damages.

     Buyer shall be responsible for, indemnify and hold harmless Seller, its employees, agents, guests, invitees, and tenants for any and all claims, damages, fees, expenses, and costs for personal injury and property damage caused by or resulting from Buyer's performance hereunder, or from the actions or conduct of Buyer, its employees, agents and representatives; provided however, that Buyer shall not be liable for special or consequential damages.

     Each party represents and warrants to the other that:

          a. It has or will have the requisite power, authority, licenses and permits to execute and perform under this Agreement;

          b. The execution and performance of this Agreement have been duly authorized by, and are in accordance with the legal purposes of, each party,

          c. The execution and performance of this Agreement will not result in any breach or violation of, or constitute a default under an agreement, instrument, or document to which either party may be a party;
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          d.  Neither  party has  received  any  notice,  nor to the best of its knowledge is there pending or threatened any notice, that the terms of the Agreement would violate any applicable laws, ordinances, regulations, rules or decrees which would materially adversely affect its ability to perform under this Agreement;

          e. It has provided to the other party all records requested pertaining to this Agreement, and all information contained therein is, to the best knowledge of the party supplying such records, true and accurate in all material respect;

          f. All approvals required hereunder by either party will not be unreasonably withheld and will be supplied with adequate timeliness so as not to delay, hinder or obstruct the performance of the other party.

     9. ALTERATIONS TO THERMAL COMBUSTOR: Notwithstanding the requirement of numbered paragraph eight (8), above, at such time as the system in on line and in operation, should Buyer alter or modify the Thermal Combustor in a way that, in the opinion of Seller, improves the Thermal Combustors performance, reliability, or suitability, Seller and/or Seller's Thermal Combustor manufacturer or supplier, their agents, heirs, or assigns, shall have the right to incorporate such alteration or modification into other Thermal Combustors it sells without any requirement to pay to Buyer, their agents, heirs, or assigns, any royalty or other use fee.

     10. CONFIDENTIAL INFORMATION: Any information, drawings, manuals, or other documents delivered or supplied by either party hereto to the other and marked "Confidential," shall be received and treated by the receiving party in secrecy and confidence and shall not be used by said receiving party for any purpose, except in furtherance of the terms of this Agreement; provided however, that such confidential information may be disseminated within the receiving party's own organization only to the extent reasonably required to fulfill the terms of this Agreement.

     11. CONDITIONS PRECEDENT: Seller's obligations to supply the equipment described on Exhibit A and Buyer's obligations to purchase same are conditional on the following:

          a. An Air Quality Permit, which shall have been applied for by the Buyer by the date of execution of this agreement, and which shall be issued and approved by any and all agencies, the approval of which is required prior to continuous operation of the system and closing of this agreement. The time for issuance of the Air Quality Permit may be extended by mutual agreement of the parties;
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     12.  PATENT INDEMNITY:  Seller shall defend, indemnify and hold Buyer harmless against all claims, actions, costs and liability resulting from actual or alleged patent infringement, domestic or foreign, in the use and/or sale of the equipment listed on Exhibit A, provided that Buyer gives Seller a notice of claim or action against Buyer within ten (10) days of the date of receipt thereof by Buyer, and Buyer permits Seller to control the defense thereof.

     Seller may, at its expense and at its option, with the approval of Buyer, either (i) procure for Buyer and its customers the right to continue to use the equipment that is the subject of claim or action or (ii) modify the equipment so that it becomes noninfringing, so long as the performance is not altered or reduced thereby or the warranties affected in any manner; or (iii) accept return of the equipment subject to the claim or action and refund the pro-rata share of the purchase price or replace the equipment with a unit of equal or greater quality.

     This numbered paragraph twelve (12) shall constitute the sole remedy of Buyer for patent infringement and shall constitute the sole liability of Seller for patent infringement.

     13. FORCE MAJEURE: Force Majeure shall mean any cause or causes which wholly or partly prevent or delay the performance of obligations arising under this Agreement and shall include, without limitation by enumeration, an act of God, explosion, accident, fire, epidemic, landslide, lightning, earthquake, storms, flood or similar cataclysmic occurrence; an act of the public enemy, war, blockade, insurrection, riot, civil disturbance, sabotage, strikes, lockouts, or other labor difficulties; unavailability of labor, fuel, power or raw materials, plant breakdowns or equipment failure due to cause(s) beyond the reasonable control of the affected party; inability to obtain supplies; restrictions or restraints imposed by law or by rule, regulation or order of governmental authorities, whether Federal, State or local; action or failure to act of governmental authorities; interruption or other loss of utilities due to causes beyond the reasonable control of the affected Party; and any other cause beyond the reasonable control of the Party relying on such cause to excuse its performance hereunder.

     In the event that the parties are unable in good faith to agree that a Force Majeure event has occurred, the parties shall submit the dispute for arbitration pursuant to numbered Paragraph 14, below, provided that the burden of proof as to whether an event of Force Majeure has occurred shall be upon the party claiming an event of Force Majeure.

     If either  party is  rendered  wholly or  partially  unable to perform  its

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obligations  under this Agreement  because of a Force Majeure event,  that party shall be excused from whatever performance is affected by the Force Majeure event to the extent so affected, provided that:

          a. The non-performing party, within a reasonable period after the occurrence of the inability to perform due to a Force Majeure event, (i) provides written notice to the other party of the particulars of the occurrence, including an estimation of the event's expected duration and probable impact on the performance of its obligation hereunder, and (ii) continues to furnish timely, regular reports with respect thereto during the period of Force Majeure;

          b. The non-performing party shall exercise all reasonable efforts to continue to perform its obligations hereunder and remedy its inability to so perform;

          c. The non-performing party shall provide the other party with prompt notification of the cessation of the event of Force Majeure, giving rise to the excusal from performance and,

          d. No obligation of either party that arose prior to the occurrence of the event of Force Majeure shall be excused as a result of such occurrence.

     Nothing in this Paragraph 13 shall require the settlement of any strike, walkout, lockout or other labor dispute on terms which, in the sole judgement of the party involved in the dispute, are contrary to that party's interest. It is understood and agreed that the settlement of strikes, walkouts, lockouts or other labor disputes shall be entirely within the discretion of the party having the difficulty.

     14. ARBITRATION: If the parties are unable to resolve a dispute hereunder, either party may serve upon the other a demand that the matter be arbitrated, in which case the dispute shall be resolved by arbitration conducted by three arbitrators in accordance with the commercial arbitration rules of the American Arbitration Association. The decision of the arbitrators on any issue shall be final.

     15. CHANGES: Buyer, without invalidating this Agreement, may order changes in the type or quantity of equipment to be supplied by Seller hereunder, within the general scope of the Agreement; provided that any such change shall entitle Seller to an equitable adjustment in purchase price and/or the time allowed Seller for performance. No such change in the scope of supply shall be performed by Seller until so ordered, in writing, by Buyer.

     16. STATE LAW: It is the intention of the parties that this Agreement and its performance hereunder shall be governed by and construed in accordance with the laws of the State of Colorado and that, in any action, special proceeding or

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other proceeding that may be brought,  arising out of, in connection with, or by reason of this Agreement, the laws of the State of Colorado shall be applicable and shall be given to the exclusion of any other forum, without regard to the jurisdiction in which any action or special proceeding may instituted. Legal actions regarding this Agreement may be brought only in the State of Colorado.

     17. NO WAIVER: No provision of this Agreement may be waived except by agreement in writing, signed by the waiving party. A waiver of any term or provision of this Agreement shall not be construed as a waiver of any other term or provision.

     18. BINDING EFFECT: This Agreement shall be binding upon the parties, their heirs, legal representatives, successors and assigns.

     19. CONSTRUCTION: The singular shall include the plural, the plural shall include the singular and the masculine and neuter shall include the feminine, wherever the context so requires.

     20. SEVERABILITY: If any provision of this Agreement is declared by any court of competent jurisdiction to be invalid for any reason, such invalidity shall not affect the remaining provisions. Such remaining provisions shall be fully severable and this Agreement shall be construed and enforced as if such invalid provisions never had been inserted in this Agreement.

     21. AMENDMENT: This Agreement may be amended, altered or revoked at any time, in whole or in part, by filing with this Agreement a written instrument setting forth such changes, signed by Buyer and Seller.

     22. NOTICES: All notices required to be given by this Agreement shall be in writing by either personal delivery to the party requiring notice, with a written receipt, or by mailing such notice to the last known address of the party requiring notice by certified mail, return receipt requested. The effective date of such notice shall be the date of receipt of such notice. The current addresses of the parties are as follows:

SELLER:  Nathaniel, Ltd.
         4871 N. Mesa Dr.
         Castle Rock, CO 80104
         Att: Stan Abrams, President


BUYER:   Ripe Touch Greenhouse, Inc.
         P.O. Box 69
         Castle Rock, Co 80104
         Att: James Woodley, Secretary

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     23. ASSIGNMENT: Neither party to this Agreement shall assign its rights and obligations under this Agreement.  except by merger or operation of law, without
prior  written  consent  of  the  other  party,   which  consent  shall  not  be
unreasonably withheld.

     24. TIME OF ESSENCE: It is understood by and between the parties hereto that time is of the essence of this Agreement.

     25. WHOLE AGREEMENT: This agreement is intended to represent the entire agreement between the parties hereto. Any oral agreements or representations entered into or made prior to the execution of this Agreement are considered merged hereunto and made a part hereof.

     IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

Nathaniel, Ltd. (SELLER)                RipeTouch Greenhouse,Inc. (BUYER)

By: /s/_________________                By: /s/______________________
         Stan Abrams,                               James Woodley
         President                                  Secretary

By: ___________________


By: ___________________


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                                    EXHIBIT A


Equipment to Be Supplied by:

Nathaniel, Ltd.
Ripe Touch Greenhouses,  Inc.
Calahan, Co


3    - 1,000 HP Thermal Combustor Model 1,000 HP, BTU 35,000,000 per hour, Steam
       34,500 lbs. per hour;

3    - Computerized Controller Systems,

3    - Secondary  Ash Auger  with  Drive and 1 HP Motor,  Length  10'  overall, diameter 9" and with water proof shaft seal;

INSTALLATION BY OTHERS

Building
Utilities
Walking Floor Storage
Feed system from walking floor to WCS surge bin.